UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) October 25, 2002




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware                1-9566                    95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)

  401 Wilshire Boulevard, Santa Monica, California,    90401-1490
      (Address of principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code: (310)319-6000














                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
            AND EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of September 30, 2002
                (Unconsolidated)
           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of September 30, 2002

ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of September 30, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of September 30, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



FIRSTFED FINANCIAL CORP.



Dated: October 25, 2002                   By:/s/ Douglas J. Goddard
                                                 Douglas J. Goddard
                                                 Chief Financial Officer

                          INDEX TO EXHIBITS


Item                                                          Page

99.0  Monthly Financial Information as of September 30, 2002     4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of September 30, 2002                        5

                   First Federal Bank of California, fsb
                        MONTHLY REPORT OF OPERATIONS
                    Unconsolidated Financial Highlights
                                 Unaudited
                           (Dollars in thousands)

                        As of,     As of,     As of,     As of,      As of,
                       for the    for the    for the    for the     for the
                        month      month      month     9 months   9 months
                        ended      ended      ended      ended       ended
                       Sep. 30,   Aug. 31,   Sep. 30,   Sep. 30,    Sep. 30,
                         2002       2002       2001        2002       2001
AVERAGE INVESTMENTS  $  136,155 $  163,880 $  179,119 $   180,418 $  191,132

LOANS:
Total loans and
 mortgage-backed
 securities           4,025,767  4,059,958  4,257,212  4,025,767   4,257,212
Loans
originated/purchased:
  Single family
   loans                 44,494     44,928     51,922     444,767    790,695
  Multi-family loans     21,731     31,845     30,239     347,376    306,187
  Commercial real
   estate loans           1,230      7,497     18,062      52,614    102,234
  Other                   5,616      4,272      3,015      26,303     31,481
                       --------   --------   --------   ---------  ---------
                     $   73,071   $ 88,542   $103,238   $ 871,060 $1,230,597
                       ========   ========   ========   =========  =========

Loans sold           $   10,411   $  7,562   $  5,561   $  53,519 $   48,604

Average rate on
 loans originated/
 purchased                 5.56%      5.71%      6.79%       6.01%      7.18%
Percentage of
 portfolio in
 adjustable rate
 loans                    70.57%     70.41%     74.69%      70.57%     74.69%
Non-performing assets
 to total assets           0.11%      0.10%      0.23%       0.11%      0.23%

BORROWINGS:
Federal Home Loan
 Bank Advances       $ 1,247,000$ 1,272,000$ 1,639,000$ 1,247,000$ 1,639,000
Reverse repurchase
 agreements          $   166,567$   170,891$   228,716$   166,567$   228,716

DEPOSITS:
Retail deposits      $ 2,220,053$ 2,220,964$ 1,865,843$ 2,220,053$ 1,865,843
Wholesale deposits       289,798    321,536    493,745    289,798    493,745
                       ---------  ---------  ---------  ---------  ---------
                     $ 2,509,851$ 2,542,500$ 2,359,588$ 2,509,851$ 2,359,588
                       =========  =========  =========  =========  =========
Net increase
 (decrease)          $  (32,649)$    25,102$  (22,987)$  (43,156)$   190,837

AVERAGE INTEREST
RATES:
Yield on loans            6.08%      6.10%      7.21%       6.22%      7.85%
Yield on investments      4.51%      4.15%      5.04%       3.60%      5.64%
Yield on earning
 assets                   6.02%      6.02%      7.12%       6.11%      7.75%
Cost of deposits          2.21%      2.30%      3.70%       2.53%      4.40%
Cost of borrowings        4.45%      4.45%      5.26%       4.50%      5.92%
Cost of money             3.02%      3.09%      4.39%       3.28%      5.09%
Earnings spread           3.00%      2.93%      2.73%       2.83%      2.66%
Effective net spread      3.18%      3.11%      2.91%       3.00%      2.88%

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                                 Bank      Percent
                                 owned       of
                                balance     total
Property type:
  Single family                $ 1,772,188    46%
  Multi-family                   1,660,551    43%
  Commercial & industrial          403,515    10%
  Construction                      10,739     1%
  Land                                 537     0%
                                 ---------   ----
    Total real estate loans    $ 3,847,530   100%
                                 =========   ====
Single family:
  Without prepayment penalty   $ 1,473,884    83%
  With prepayment penalty          298,304    17%
                                 ---------   ----
    Total single family loans  $ 1,772,188   100%
                                 =========   ====
Age:
  0 to 10 years                $ 1,255,653    85%
  >10 years                        218,231    15%
                                 ---------   ----
    Total                      $ 1,473,884   100%
                                 =========   ====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance
    Current
   interest    Less                                  Greater            Percent
     rate      than       $252    $275       $500      than               of
     range     $252     - $275   -$500    -$1,000     $1,000    Total    total

<5.00%         $  6,458 $  1,032 $ 53,684 $ 51,186 $ 17,007 $  129,367   10.3%
5.00%-5.25%      30,775    5,555   38,650   20,003    6,544    101,527    8.1%
5.25%-5.50%      69,403    9,087   61,717   40,594   17,670    198,471   15.8%
5.50%-5.75%      79,617    8,744   44,089   51,507   42,175    226,132   18.0%
5.75%-6.00%      36,906    5,246   43,353   25,635   31,649    142,789   11.4%
6.00%-6.25%      27,723    2,903   30,158   19,696   11,664     92,144    7.3%
6.25%-6.50%      15,057    2,131   27,632   13,661   16,052     74,533    5.9%
6.50%-6.75%      27,581    1,045   16,180   21,185   15,090     81,081    6.5%
6.75%-7.00%      12,274    1,301   21,889   28,626   10,611     74,701    5.9%
7.00%-7.25%       6,127    1,068   14,456   13,755   22,157     57,563    4.6%
7.25%-7.50%       4,753    1,302   13,507    7,747   13,504     40,813    3.3%
7.50%-7.75%       3,718      526    7,912      690    6,121     18,967    1.5%
7.75%-8.00%       2,881       --    6,599    1,755       --     11,235    0.9%
8.00%-9.00%       2,813      256    2,451      684       --      6,204    0.5%
>9.00%              126       --       --       --       --        126    0.0%
                -------  -------  -------  -------  -------   --------  -----
Total          $326,212 $ 40,196 $382,277 $296,724 $210,244 $1,255,653  100.0%
               ========  =======  =======  =======  =======  =========  =====

                                        5